                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549



                                    FORM 8-K



                                 CURRENT REPORT



                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


                      DATE OF REPORT - NOVEMBER 10, 1998
                       (DATE OF EARLIEST EVENT REPORTED)



                               HS RESOURCES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



                          COMMISSION FILE NO. 0-18886


        DELAWARE                                           94-303-6864
(STATE OF INCORPORATION)                    (I.R.S. EMPLOYER IDENTIFICATION NO.)

ONE MARITIME PLAZA, 15TH FLOOR,
SAN FRANCISCO, CALIFORNIA                                    94111
(ADDRESS OF PRINCIPAL                                      (ZIP CODE)
EXECUTIVE OFFICES)



REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (415) 433-5795
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                                    FORM 8-K

                               HS RESOURCES, INC.

                               November 10, 1998


ITEM 5.  OTHER EVENTS.

     On November 10, 1998, HS Resources, Inc., a Delaware corporation ("HSR" or the "Company"), issued its third quarter press release A copy of the press release by the Company is attached hereto as Exhibit 99.1.

ITEM 7(C).  EXHIBITS FILED.

Exhibit Number Description
-------------- -----------

99.1           Press Release, dated November 10, 1998.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              HS RESOURCES, INC.


                              By: /s/ James M. Piccone
                                 __________________________________
                                 James M. Piccone
                                 Vice President


Dated:  November 10, 1998.

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